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                                                                   Exhibit 10.27

       AMENDMENT No. 3, dated as of April 19, 2000, to the Amended and Restated Employment Agreement dated as of May 1, 1997 as heretofore amended (the "Agreement") by and between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and IRA B. LAMPERT (the "Executive").

       FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

       1. The Base Salary provided for in Section 4 of the Agreement is hereby increased, effective January 1, 2000, to $800,000 per year.

       2. The amount to be contributed annually to Executive's SERP Account (as defined in Section 7(b) of the Agreement) is hereby increased to $400,000 per year beginning with calendar year 2000 and a one time grant of deferred compensation equal to $1,549,998 shall also be made to the SERP Account, which grants of deferred compensation shall be governed by that certain Amended and Restated Supplemental Executive Retirement Plan and Agreement for the Executive made as of the 19th day of April, 2000, a copy of which is attached hereto as an exhibit.

       3. Except as amended hereby, the Agreement shall continue in full force and effect.

       IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first above written.



                                           CONCORD CAMERA CORP.



                                           By: /s/ Harlan I. Press
                                               ---------------------------------
                                               Harlan I. Press
                                               Vice President and Treasurer



                                           /s/ Ira B. Lampert
                                           -------------------------------------
                                           Ira B. Lampert


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Each of the undersigned hereby consents to the execution and delivery of the foregoing Amendment No. 3 and acknowledges that its guaranty of the Company's obligations under the Agreement, as amended, shall continue in full force and effect:


CONCORD HOLDING CORP.



By: /s/ Harlan I. Press
   ------------------------------------
        Harlan I. Press


CONCORD KEYSTONE SALES CORP.



By: /s/ Harlan I. Press
   ------------------------------------
        Harlan I. Press


CONCORD CAMERA ILLINOIS CORP.



By: /s/ Harlan I. Press
   ------------------------------------
        Harlan I. Press


CONCORD CAMERA (EUROPE) LIMITED



By: /s/ Harlan I. Press
   ------------------------------------
        Harlan I. Press


GOLDLINE (EUROPE) LIMITED



By: /s/ Harlan I. Press
   ------------------------------------
        Harlan I. Press


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




CONCORD CAMERA FRANCE SARL



By: /s/ Urs W. Stampfli
   ------------------------------------
   Urs W. Stampfli


CONCORD CAMERA GMBH



By: /s/ Andreas Konig; /s/ Ira B. Lampert
   --------------------------------------


CONCORD CAMERA HK LIMITED



By: /s/ Harlan I. Press
   ------------------------------------
   Harlan I. Press



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